Exhibit 99.1

Investor Presentation May 2009

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: Emulex's anticipated annual and quarterly financial results for fiscal 2009 and beyond, including product revenues, operating expenses, profit margins, earnings per share, and tax rates; Projected product development and commercialization; The ability to leverage new technologies and anticipated customer benefits; and Market estimates, including growth projections and assessments of competitive products This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act and 21E of the Exchange Act that may be subject to the "safe harbor" of those Acts, including, without limitation, statements regarding: In some cases, these and other forward-looking statements can be identified by terminology such as "anticipates," "believes," "continue," "could, "estimates," "future," "intends," "predicts," "projects," "potential, " "plans," "should," "will," "would" or similar terms. These statements are subject to risks and uncertainties. Our actual results may differ materially as a result of the risks and uncertainties described under the heading "Risk Factors" in Emulex's annual, quarterly, and current reports filed with the SEC and otherwise. These statements are made as of the date of this presentation and, except as required by law, we disclaim any obligation to update or alter the statements or to explain the reasons why actual results may differ as a result of new information, future events, or otherwise.

Important Information Emulex has filed a preliminary consent revocation statement with the Securities and Exchange Commission (the "SEC") relating to Broadcom's solicitation of written consents from Emulex stockholders. Emulex intends to file with the SEC and mail to Emulex's stockholders a definitive consent revocation statement. Investors and security holders are urged to read the consent revocation statement and other documents filed by Emulex with the SEC, and any amendments or supplements to those documents, when they are available because they contain or will contain important information. Investors and security holders will be able to obtain free copies of these documents (when available) and other relevant documents filed with the SEC by Emulex through the Web site maintained by the SEC at http://www.sec.gov or by directing a request by mail to MacKenzie Partners, 105 Madison Avenue, New York, NY 10016 or by calling toll-free at 1-800-322-2885 or collect at 212-929- 5500. Emulex, its directors and certain of its executive officers are participants in a solicitation of Emulex's stockholders. Information regarding such participants and their direct or indirect interests, by security holdings or otherwise, is contained in the preliminary consent revocation statement filed by Emulex with the SEC on May 15, 2009.

Emulex Leadership Jim McCluney, President & CEO 30 years of experience Joined Emulex in Nov 2003, CEO since Sept. 2006 Chairman, President and CEO, Vixel (Acquired by Emulex) President and COO, Crag Technologies Senior Vice President of Worldwide Operations, Apple Jeff Benck, EVP & Chief Operating Officer 20 years of experience Joined Emulex in May 2008 President and COO, QLogic Vice President (xSeries, BladeCenter), IBM Michael Rockenbach, EVP & Chief Financial Officer 25 years of experience Joined Emulex in 1991, EVP and CFO since 1997 Manufacturing Finance and Financial Planning, Western Digital

Emulex Corporate Overview Fibre Channel SAN Host Server Products (HSP) Converged Networks Virtualization Infrastructure Network & Fabric Security Connectivity Management High Performance Computing Data Center Networking Corporate Facts Founded in 1978 Based in Costa Mesa, CA Employees Approx. 775 Strong Financials 2008 Revenue $488MM Q3:09 Revenue $79MM Q3:09 Net Cash $303MM NYSE Symbol - ELX Embedded Storage Customer Satisfaction Speed Discovery Reduce Risk Customer Velocity On Demand IT Business Intelligence

I. Introduction II. Emulex Strategy - Core Business - Converged Networking III. Financial Impact - Growth Strategy - Cost Cutting IV. Broadcom's Proposal - Inadequate - Opportunistic V. Conclusion

Why Are We Here? Discuss the value of Emulex's strong core business Highlight attractive future prospects in converged networking Detail the financial impact of our strategic plan Discuss our Board's rejection of Broadcom's inadequate and opportunistic offer

Emulex's Roadmap to Value Creation Strong Core Businesses 30-year track record of proven innovation Blue-chip OEM customer base (100% of Tier 1 server and storage OEMs) Substantial installed base - 7MM FC ports / 55MM embedded ports Differentiated and patented IP and software stack New and continued investment in Fibre Channel (e.g. 16Gb, Encryption HBA, Intelligent Services) Significant Growth in Converged Large, high-growth incremental market opportunity - doubles Emulex's Total Addressable Market Emulex's core Fibre Channel IP and Software Stack creates a unique, value-added platform Already winning - 12 recent design wins Second generation product (multi-protocol chip) launch in CY 3Q:09 $150+ million revenue opportunity by FY12 Disciplined Financial Execution Large scale and attractive margins Go-to-market synergies from core and converged businesses OEM model leverages well across all operating expenses On an annualized basis reduced operating expenses by approx. $20MM or 10% International initiative lowers effective tax rate Significant Growth in Converged Networking Disciplined Financial Execution Strong Core Businesses As One of A Very Limited Number of Participants in Fibre Channel with the Vision and Assets to Drive Wins in Converged Networking, and with an Early Leadership Position, Emulex is Positioned to Outperform

Emulex's Converged Networking Strategy More Than Doubling Our Addressable Market Within 5 Years Expanded Market Opportunity Source: Dell'Oro Jan 2009 Note: Projected market on a calendar year basis Fibre Channel Host Bus Adapter (HBA) & Mezzanine Card Fibre Channel Over Ethernet (FCoE) Converged Networking Adapter (CNA) & Mezzanine Card 10GbE Standalone & 10GbE Mezzanine EXCEL SOURCE copied at 14-May-09 10:29:57: SPEYSIDE\2009-04-21 Blackbird Raid\Investor Pres\Excel\DellOro_SAN_Fo recast_Tables_Jan09 with Charts (6).xls (Chart1)

Emulex Will Drive Value... Significant Anticipated Increases in Revenue and Earnings1 Revenues ($ million) Non-GAAP EPS1 ($ / Share) Source: Emulex management 1 Non-GAAP basis, excluding stock based compensation, amortization of intangibles, as well as other non-recurring items such as severance and goodwill impairment, which cannot be ascertained or assessed at this time; see p.43 "Financial Footnotes: GAAP to Non-GAAP Reconciliation" Non-GAAP Operating Margin1

Emulex's Board Recommends that Stockholders Reject Broadcom's Grossly Inadequate and Opportunistic Offer Emulex's Board underwent a thorough review of Broadcom's Offer with the assistance of advisors as well as management Full board convened in multiple sessions Experienced board - more than a century of combined public company experience Majority independent directors Conducted in consultation with its financial advisor, Goldman Sachs, and legal advisor, Gibson Dunn & Crutcher Emulex's Board unanimously decided that Broadcom's Offer is inadequate, opportunistic and not in the best interests of Emulex stockholders, based on factors including that the Offer: Significantly undervalues the Company's long-term prospects both with respect to its core HSP and ESP business as well as emerging opportunities in Converged Networking and does not adequately compensate stockholders for their shares Is opportunistic as Broadcom was aware of Emulex's recent non-public design wins prior to making its proposal Does not compensate the Company's stockholders for the range of other initiatives being undertaken by the Company Is clearly intended to take advantage of Emulex's depressed stock price Is being funded in significant part by Emulex's cash balance such that Broadcom is only offering $5.59 / share for the Company's operations Is highly conditional, including a condition related to the absence of market volatility

I. Introduction II. Emulex Strategy - Core Business - Converged Networking III. Financial Impact - Growth Strategy - Cost Cutting IV. Broadcom's Proposal - Inadequate - Opportunistic V. Conclusion

Emulex's 30 Years of Innovation and Market Transformation Emulex Has a Proven Ability to Innovate at Each Inflection Point DEC Storage Emulation Ethernet Routers & Switches SCSI Controllers Ethernet Print Servers Fibre Channel HBAs Converged Networking Embedded I/O Bridges Fibre Channel Switching Today 1970's 1980's 1990's 2000's

Emulex's Strategic Advantages Fibre Channel IP Enterprise hardened software stack Fibre channel ASICs - protocol, encryption and switching Complete solution - chip, management, and software stack Breadth of Product Portfolio at Network Control Points "One-stop shop" for I/O End-to-end: LAN on Motherboard (LOM), adapters, embedded switch, storage Customer Relationships and Go-to-Market Strategy Trusted relationship with 100% of Tier 1 server and storage OEM's Distribution network of over 3,000 resellers New sales and marketing focus on market share growth Installed Base 7 million FC ports, 55 million embedded ports Global Presence Worldwide operations and sales presence Global support systems Unique set of strategic assets Difficult to replicate Defensible core business Uniquely positioned to win in converged networking

Emulex's Blue-Chip Go-to-Market Partners 100% of Tier 1 Storage and Server OEMs I/O Customers Embedded Customers Channel Partners SSTL

Emulex Ecosystem of Partners Working with the right partners to deliver a total solution Networking Partners Software Partners Storage Partners and OEMs Server Partners and OEMs

New Investments for Incremental Core Growth


16

16Gb HBA
- Designs In-Flight
- Used in 40Gb FCoE
- OEM Engagements



Network Diagnostics
- Planning
- Consolidation
- Performance



Emulex Secure HBA
- End-to-End 8Gb Security
- vEngine Off-load
- RSA Key Management



OneCommand
- Convergence Framework
- Advanced Services
- NPIV, Vport Manager

Incremental Growth Opportunity

2009	2010	2011

EMULEX
17

What is Network Convergence? What is Network Convergence? A new 10Gb Ethernet Standard based on Enhanced Ethernet Leverages industry standard 10Gb Ethernet physical layer Support for IP, Fibre Channel, Clustering and iSCSI Wire Once...Scale and Save Simplifies Enterprise I/O and Maximizes I/O via 10Gb Bandwidth Optimal connectivity for blade servers Saves up to 42% on HW, Power, Cooling and Cabling Protects Current Networking Investments Network Convergence Unifies Ethernet and Fibre Channel Networking PHYSICAL CABLE DATA TYPES Multifunction Adapters Network/IP Storage/iSCSI and FCOe Cluster/IPC Management

A Perfect Storm:
Key Trends Driving Network Convergence

Industry Trends

Servers
- Next Gen CPU (X5500)
- More I/O Demands
- Data Center Density
- Reduce Power/Cooling
- Reduce Server Sprawl

Storage
- 40% CAGR in Terabytes
- Unstructured Data
- Security/Encryption
- Dynamic/Cloud Storage
- Regulatory/BC/DR

Networking
- 10Gb & 40Gb Ethernet
- 8Gb & 16Gb FC
- Top of Rack Gateways
- Security

Convergence Drivers

Server Virtualization
- Server Consolidation
- Driving I/O Bandwidth
- Driving Virtual I/O

Blade Servers
- Limited I/O Connectivity
- 10Gb Ethernet
- IP, iSCSI, NAS, FC

Business Drivers
- Lower Capital Budgets
- Lower Operating Costs
- Power, Cooling & Cables

Industry Direction

Networking Convergence
- Single 10GbE Network
- IP, NAS, iSCSI, FCoE
- Unified Management
- Maximizes I/O
- Dynamic Provisioning
- Enhanced Ethernet
- 10GbE EE/CEE

EMULEX 19

Industry Proof Points 04/08 - Gen 1 FCoE Demos 06/08 - Cisco Nexus 5000 09/08 - FCIA PlugFest 10/08 - NetApp FCoE Qual 10/08 - EMC FCoE Qual 11/08 - Sun Support FCoE 11/08 - IBM Supports FCoE 02/09 - Emulex UCNA Announced 03/09 - HP Flex 10 03/09 - Cisco UCS (Unified Comp. Sys.) 03/09 - Emulex CNA for Cisco UCS 05/09 - Gen 2 FCoE Plugfest Cisco UCS Cisco Nexus 5020 Brocade EE 8000 NetApp FAS Storage Emulex UCNA Hypervisor OS Vendors Server Vendors Switch Vendors UCNA &CNA Vendors Storage Vendors EMC CX and VMAX IBM X-Series HP Flex 10 VNICs QLogic CNA

What It Takes to Win... Market Leadership Enterprise Proven Interoperability Enterprise Software & Management UCNA Technology Full HW Off-Load for 3 Protocols TOE, FCoE, iSCSI Enterprise Proven FC Stack Lower Power Consumption LOM, Mezzanine, Adapter, Target OEM Management Integration Unified Management Enterprise SW Stacks Virtual I/O Services First to Market Solutions Field Upgradeable Technology Ecosystem Partnerships Proven Ethernet Interoperability Proven FC Interoperability OS and Hypervisor Certifications Open Standard & API Support

One Chip, One Stack, One Supplier…One Connect!

- **Industries First and Only UCNA**
  - LOM, Adapter, Mezzanine
- **Convergenomics = Cost Savings**
  - Reduce HW Cost by 28%
  - Reduce Power Costs 40%
- **Operational Efficiency**
  - Simplifies I/O Choices
  - Investment Protection for FC
- **Optimizes Virtualization with vEngine**
  - Maximizes the value of the latest Intel Xeon 5500 CPUs
- **Maximizes Data Center Consolidation**
  - Provides Maximum Connectivity/Bandwidth in the Smallest Blade Footprint
- **OneCommand™ Unified Management**

Protocol Offload	UCNA	QLE8100	NetXen	CNA	NIC	CNIC
NIC	✓	✓	✓	✓	✓	✓
TCP/IP	✓		✓			✓
iSCSI	✓					✓
FCoE	✓	✓		✓		
NFS, CIFS	✓		✓		✓	✓
SR-IOV	✓		✓	✓	✓	✓



EMULEX
22

OneCommand – Convergence Manager

- Emulex OneCommand™
  - Unified I/O Manager
  - NIC, iSCSI, FC & FCoE
- OEM & Partner Integration
  - Drivers, APIs, Frameworks
- Emulex Intelligent I/O Services
  - Network Diagnostics
- Security & Data Integrity
  - RSA Encryption Management
  - ORACLE Data Integrity Initiative
- Provisioning and Automation
  - Virtual I/O, V-Ports, NPIV



OneCommand Console
hp
EMC²
Microsoft
IBM
DELL
vmware
Intelligent Services
Unified Foundation Services
SLI Firmware Architecture
Common Driver Stack

EMULEX
23

UCNA: Building an Early Lead Emulex is successfully building a leadership position in the rapidly expanding network convergence market Recent successes prove Emulex's ability to win 5 Tier-1 10Gb/s Ethernet NIC placements 3 10Gb/s iSCSI placements 4 10Gb/s FCoE CNA placements 2 design wins post-announcement of Broadcom's proposal Multi-million dollar, multi-platform contract wins are significant, with a long lifecycle Converged Networking requires Enterprise Class software stacks for IP, iSCSI and Fibre Channel over Ethernet that create high barriers of entry for this market and create greater value than traditional Ethernet. Timing - first shipment in calendar 3Q:09 and anticipated to have significant revenue impact beginning in calendar year 2010 Emulex's Wins in Convergence are Disruptive to Current Incumbents and Will Change the Data Center Landscape

Industry Recognition of Emulex's Strategy "[Emulex] has the opportunity to reinvent itself and deliver significant value to next generation virtualized data centers." - Bob Laliberte, Enterprise Strategy Group "OneConnect from Emulex allow[s] IT organizations to set policies that prioritize I/O traffic across Fibre Chanel, Fiber Channel over Ethernet or iSCSI protocols." - Mike Vizard, eWeek "At this time, Emulex is overwhelmingly favored in IT perceptions." - Frank Berry, CEO, IT Brand Pulse "Recent checks confirm Emulex claims of Broadcom design win losses. After the close Friday, industry sources disclosed to us indications that Broadcom is losing 10GbE design wins to Emulex..." - Alex Gauna, JMP Securities

I. Introduction II. Emulex Strategy - Core Business - Converged Networking III. Financial Impact - Growth Strategy - Cost Cutting IV. Broadcom's Proposal - Inadequate - Opportunistic V. Conclusion

Emulex's Attractive Scale, Margins and Capital Position $412 million of LTM1 Revenues #2 position in $825 million Fibre Channel HBA & Mezz market with a 37% market share2 Attractive margins LTM1 Non-GAAP Gross Margin3 - 67% LTM1 Non-GAAP Operating Margin3 - 19% Strong capital position $303 million of cash, equivalents and ST investments, or $3.66 / share No indebtedness HQ and real estate are company-owned 1 Ending March 2009 2 Dell'Oro Jan 2009 3 Non-GAAP basis, excluding stock based compensation, amortization of intangibles, as well as other non-recurring items such as severance and goodwill impairment, which cannot be ascertained or assessed at this time, see p.43 "Financial Footnotes: GAAP to Non-GAAP Reconciliation"

Recent Wins in Converged Networking Provide Significant and Long Lifecycle Revenues EXCEL SOURCE copied at 12-May-09 06:58:06: SPEYSIDE\2009-04-21 Blackbird Raid\Investor Pres\Recent Wins in Converged Networking v2.xls (Wins by Product) EXCEL SOURCE copied at 12-May-09 07:02:10: SPEYSIDE\2009-04-21 Blackbird Raid\Investor Pres\Recent Wins in Converged Networking v2.xls (Wins by OEMs) Source: Dell'Oro Jan 2009 and Emulex Management estimates Revenues From Converged Networking - By Customer EXCEL SOURCE copied at 15-May-09 01:17:11: SPEYSIDE\2009-04-21 Blackbird Raid\Investor Pres\Recent Wins in Converged Networking v2.xls (Wins by OEMs) Emulex estimates that the converged networking revenue associated with FCoE and NIC/iSCSI will constitute 31% of those markets by FY12 Emulex's share of these markets projected to increase on a go-forward basis due to Emulex's first- mover advantage and market dynamics

Financial Impact: Revenue Significant Growth Driven by Innovation Dramatic opportunity in converged networking ? FY12 is only the beginning Source: Public Filings and Emulex management estimates 1 Ending March 2009 Incremental growth from new FC and I/O solutions Sustained core businesses 1

Financial Impact: Non-GAAP Operating Margin1 Consistent with Prior Track Record Source: Public filings and Emulex management estimates 1 Non-GAAP basis for FY2006A, FY2007A, FY2008A and LTM, excluding stock-based compensation and amortization of intangibles, as well as other non-recurring items such as severance and associated costs, impairment of intangible assets, in-process research and development, additional cost on sell through of stepped up inventory and net insurance recovery associated with legal settlement; Non-GAAP basis for FY2012E, excluding stock based compensation, amortization of intangibles, as well as other non-recurring items such as severance and goodwill impairment, which cannot be ascertained or assessed at this time; see p.43 "Financial Footnotes: GAAP to Non-GAAP Reconciliation" 2 Ending March 2009 Average: 29% Increased Operating Leverage R&D, Sales & Marketing, SG&A Moderately lower corporate gross margins due to NIC / iSCSI, partially offset by new high-margin software solutions Emulex has good forward visibility on product margins 2

Financial Impact: Non-GAAP EPS ($ / Share)1 Substantial Growth from New Revenue and Operating Leverage Benefits from growth Converged networking Core business & new fibre channel solutions Expanded operating margins Lower tax rate Source: Public filings and Emulex Management guidance 1 Non-GAAP basis for FY2006A, FY2007A, FY2008A and LTM, excluding stock-based compensation and amortization of intangibles, as well as other non-recurring items such as severance and associated costs, impairment of intangible assets, in-process research and development, additional cost on sell through of stepped up inventory, net insurance recovery associated with legal settlement, net recovery related to an impairment of a strategic investment, net charge related to an impairment of strategic investment and charges related to globalization initiatives; Non-GAAP basis for FY2012E, excluding stock based compensation, amortization of intangibles, as well as other non-recurring items such as severance and goodwill impairment, which cannot be ascertained or assessed at this time; see p.43 "Financial Footnotes: GAAP to Non-GAAP Reconciliation" 2 Ending March 2009 Average: $1.09 2

Emulex's Strategy Will Drive Expanded Operating Margins Research & Development Currently, Emulex is addressing its embedded and host server businesses through multiple distinct chip platforms On a going-forward basis, the Company's strategy will allow for consolidation of chip roadmaps as enabled by converged networking technology and multiprotocol ASIC solutions This strategy, as well as advantages in chip development processes, is anticipated to allow the Company to see greater R&D spending leverage particularly as these new converged networking product lines grow revenue Sales & Marketing As Converged Networking involves sales to the same OEM customer base as Fibre Channel and Emulex is utilizing the same go-to-market strategy, Emulex should be able to support significantly higher revenue levels without a commensurate increase in sales & marketing spending This is anticipated to provide meaningful Sales & Marketing operating leverage beginning with increased Converged Networking sales in FY10

Disciplined Cost Management Strategy FY09 Operating Expense Reductions Emulex management took a number of actions to reduce expenses to better align our cost structure with our revenue base Total headcount was reduced by approximately 10%, from 853 to approx. 775 employees These reductions were completed in March 2009 and are anticipated to have a positive impact on our margins on a going-forward basis On an annualized basis, the Company has reduced operating expenses by approximately $20MM or approximately 10% International Initiative Based on the Company's increasing international customer base, Emulex undertook a series of initiatives to better support its international customer base and globalize its R&D efforts We created an Irish subsidiary in fiscal 4Q:08 to expand our international operations by providing local customer service and support to our international customers Formed a subsidiary in the Isle of Man related to our IP and R&D effort These changes are anticipated to reduce our Non-GAAP effective tax rate to the low-20%'s by FY 20121 1 Non-GAAP basis, excluding stock based compensation, amortization of intangibles, as well as other non-recurring items such as severance and goodwill impairment, which cannot be ascertained or assessed at this time; see p.43 "Financial Footnotes: GAAP to Non-GAAP Reconciliation"

I. Introduction II. Emulex Strategy - Core Business - Converged Networking III. Financial Impact - Growth Strategy - Cost Cutting IV. Broadcom's Proposal - Inadequate - Opportunistic V. Conclusion

Upon receiving Broadcom's unsolicited proposal, Emulex's Board immediately implemented a review process consistent with its fiduciary duties Full board convened in multiple sessions Extensive review of Emulex's outlook, including the significant opportunity in network convergence as supported by recent Tier-1 OEM wins Consulted with Goldman Sachs and Gibson Dunn & Crutcher, Emulex's financial and legal advisors, respectively Strong, experienced Board with commitment to corporate governance Experienced Board, Deep knowledge in technology, operations, finance and law More than a century of combined public company experience Majority independent directors Annually elected Board, with CGQ score of 81% vs. the index Based on its review, Emulex's Board unanimously decided that Broadcom's bid is inadequate, opportunistic and not in the best interests of Emulex stockholders Emulex's Thorough Board Review Process

Broadcom's Proposal is Opportunistic and Undervalues Emulex Leadership position in core businesses with unique set of strategic assets 30-year history of innovation and market transformation Strong customer base - 100% of Tier 1 server and storage OEMs Significant new market potential in Converged Networking Could more than double our addressable market We believe that our Fibre Channel strategy and first mover advantage position us to win Financially inadequate Represents only $5.59 / share for our operations (net of cash) Undervalues Our Long-Term Prospects Opportunistic Relative to Recent Wins in Converged Networking 12 recent wins from Tier 1 OEMs - multi-platform and anticipated to contribute to $150MM+ in total converged networking revenue by FY12 Emulex had not disclosed prior to Broadcom's approach - BUT, Broadcom had unique knowledge of the size and scope of these wins due to its own failed bids Does Not Value Other Initiatives New value added Fibre Channel and I/O solution Aggressive expense controls - on an annualized basis we have brought down our operating expenses by approximately $20MM or 10% Increased operating leverage due to the Company's OEM business model and growth strategy International strategy - anticipated lower effective tax rate Opportunistic Relative to Depressed Stock Price Emulex had traded down along with its peers due to economic conditions Offer is a 37% discount to Emulex's pre-bid 52-week high Broadcom's "premium" was based on a stock price that was depressed and did not take into account our recent Converged Networking wins Conditional Is highly conditional, including a condition related to the absence of market volatility

Market Perspectives on Broadcom's Inadequate and Opportunistic Offer "Recent checks confirm Emulex claims of Broadcom design win losses. After the close Friday, industry sources disclosed to us indications that Broadcom is losing 10GbE design wins to Emulex and the Server Engines silicon solution it employs for CNA design wins slated for 2H10 ramp. We believe these indications to be credible..." - JMP Securities, 4-May-2009 "A lose/lose situation has emerged for Broadcom. This [rejection of bid] development puts Broadcom in a messy bind wherein it will either need to up its bid for Emulex or face uncomfortable questions regarding its CNIC roadmap now brought to light of day by Emulex." - JMP Securities, 4-May-2009 "In the future, it is the emerging Fibre Channel over Ethernet (FCoE) that will carry the storage traffic... In our opinion, it is lot easier for Emulex or QLogic or Brocade to build FCoE products, than for Broadcom, Marvell or Juniper to build FCoE products... In other words, Ethernet vendors should be desperately seeking a credible and established FC provider." - Wedbush Morgan, 28-Apr-2009 "If we apply a five-year DCF, we generate a higher valuation. We assume that revenue growth normalizes at a 3%-5% longer-term, EBIT margins return to 20%-21% (from 5%-8% currently), and a WACC/discount rate of 11.3%. ... [W]e believe that Broadcom's offer is low..." - BMO Capital, 28-Apr-2009 "Our initial reaction is this is a[n]... opportunistic initial bid." - Needham, 22-Apr-2009

Broadcom's Grossly Inadequate Offer Seeks to Capitalize on Undervalued Stock Price Source: Factset 1 Peers include Brocade, LSI, QLogic, Finisar and JDS Uniphase

I. Introduction II. Emulex Strategy - Core Business - Converged Networking III. Financial Impact - Growth Strategy - Cost Cutting IV. Broadcom's Proposal - Inadequate - Opportunistic V. Conclusion

Emulex: Driving Stockholder Value Through Substantial, Profitable Growth Source: Emulex Management guidance 1 Non-GAAP basis, excluding stock based compensation, amortization of intangibles, as well as other non-recurring items such as severance and goodwill impairment, which cannot be ascertained or assessed at this time, see p.43 "Financial Footnotes: GAAP to Non-GAAP Reconciliation" Emulex is a leading networking solutions company with a 30-year history of innovation and market transformation Emulex continues to grow and differentiate its core businesses through development of new solutions Emulex is well positioned to take a leadership position in the rapidly growing Converged Networking market, with a number of multi-platform design wins from Tier-1 OEMs expected to result in multi-million dollar opportunities Emulex's strategy will drive stockholder value through anticipated substantial and profitable growth $600MM+ FY12E revenues 25% Non-GAAP FY12E Operating Margin 1 $1.45 / share Non-GAAP FY12E EPS 1 Broadcom's offer is grossly inadequate - do NOT tender your shares into their offer OR submit your written consent in support of their offer

APPENDIX

Technical Glossary 10GbE - 10 Gigabyte Ethernet ASIC - Application-Specific Integrated Circuit CNA - Converged Network Adapter EE - Enhanced Ethernet which adds Loss-Less transfers Fibre Channel - A standard storage networking technology FCoE - Fibre Channel Over Ethernet HBA - Host Bus Adapter IT - Information Technology I/O - Input / Output IP - Internet Protocol iSCSI - Internet Small Computer Systems Interface LOM - LAN on Motherboard NIC - Network Interface Controller RDMA - Remote Direct Memory Access for clustering servers SAN - Storage Area Network

As a general matter, the Company uses non-GAAP financial measures in addition to and in conjunction with corresponding GAAP measures to help analyze the performance of its core business, in connection with the preparation of annual budgets, and in measuring performance for some forms of compensation. In addition, the Company believes that non-GAAP financial information is used by analysts and others in the investment community to analyze the Company's historical results and in providing estimates of future performance and that failure to report these non-GAAP measures could result in confusion among analysts and others and, with respect to historical non-GAAP financial measures, a misplaced perception that the Company's results have underperformed or exceeded expectations. These non-GAAP financial measures reflect an additional way of viewing aspects of the Company's operations that, when viewed with the GAAP results and the reconciliations to corresponding GAAP financial measures, provide a more complete understanding of the Company's results of operations and the factors and trends affecting the Company's business. However, these non-GAAP financial measures should be considered as a supplement to, and not as a substitute for, or superior to, the corresponding measures calculated in accordance with GAAP. The non-GAAP disclosures and the non-GAAP adjustments for the Company's historical Non-GAAP financial measures, including the basis for excluding such adjustments and the impact on the Company's operations, are outlined below. Historical Non-GAAP Financial Measures Non-GAAP gross margin. Non-GAAP gross margin excludes the effects of (i) stock-based compensation, (ii) amortization of intangibles, and (iii) severance and associated costs. At the time of an acquisition, the intangible assets are recorded at fair value and subsequently amortized over their estimated useful lives. The Company believes that the amortization of intangibles does not constitute part of its core business because it generally represents costs incurred by the acquired company to build value prior to acquisition and as such it is effectively part of transaction costs rather than ongoing costs of operating the Company's core business. In this regard, the Company notes that (1) once the intangibles are fully amortized, they will not be replaced with cash costs and therefore, the exclusion of these costs provides management and investors with better visibility into the actual costs required to generate revenues over time, and (2) although the Company sets the amortization expense based on useful life of the various assets at the time of the transaction, the Company cannot influence the timing and amount of the future amortization expense recognition once the lives are established. As a result, the Company believes that exclusion of these costs in presenting non-GAAP gross margin and other non-GAAP financial measures provides management and investors a more effective means of evaluating its historical performance and projected costs and the potential for realizing cost efficiencies within its core business. Similarly, the Company believes that presentation of gross margin and other non-GAAP measures that exclude the impact to gross margin of stock-based compensation assists management and investors in evaluating the period over period performance of the Company's ongoing core business operations because the expenses are non-cash in nature and, although the size of the grants is within the Company's control, the amount of expense varies depending on factors such as short- term fluctuations in stock price and volatility which can be unrelated to the operational performance of the Company during the period in question and generally is outside the control of management during the period in which the expense is recognized. Moreover, the Company believes that the exclusion of stock-based compensation in presenting non-GAAP gross margin and other non-GAAP financial measures is useful to investors to understand the impact of the expensing of stock-based compensation to the Company's gross margin and other financial measures in comparison to both prior periods as well as to its competitors. The Company has incurred severance and certain related costs in connection with the change in employment status of certain employees, including terminations resulting from elimination of certain positions. As the costs related to these terminated employees are not expected in the future, the company believes they do not accurately reflect the costs of operation of the Company's core business. As a result, the Company believes that the exclusion of such severance and related costs from the calculation of non-GAAP gross margin gives management and investors a more effective means of evaluating its historical performance and projected costs. Financial Footnotes: GAAP to Non-GAAP Reconciliation

The Company believes disclosure of non-GAAP gross margin has economic substance because the excluded expenses do not represent continuing cash expenditures or, as described above, the Company has limited control over the timing and amount of the expenditures being discussed. A material limitation associated with the use of this measure as compared to the GAAP measure of gross margin is that it may not be comparable with the calculation of gross margin for other companies in the Company's industry. The Company compensates for these limitations by providing full disclosure of the effects of this non-GAAP measure, by presenting the corresponding GAAP financial measure in this presentation and by providing a reconciliation to the corresponding GAAP measure to enable investors to perform their own analysis. Non-GAAP operating income. Non-GAAP operating income excludes the effects of (i) stock-based compensation, (ii) amortization of intangibles, (iii) severance and associated costs, (iv) impairment of intangible assets, (v) in-process research and development, (vi) additional cost on sell through of stepped up inventory, and (vii) net insurance recovery associated with legal settlement. The Company believes that presentation of a measure of operating income that excludes stock-based compensation, amortization of intangibles, severance and associated costs, impairment of intangible assets, in-process research and development, additional cost on sell through of stepped up inventory and net insurance recovery associated with legal settlement is useful to management and investors for the same reasons as described above with respect to non-GAAP gross margin. The Company believes disclosure of non-GAAP operating income has economic substance because the excluded expenses are either infrequent in nature or do not represent current cash expenditures. A material limitation associated with the use of this measure as compared to the GAAP measure of operating income is that it may not be comparable with the calculation of operating income for other companies in the Company's industry. The Company compensates for these limitations by providing full disclosure of the effects of this non-GAAP measure, by presenting the corresponding GAAP financial measure in this presentation and by providing a reconciliation to the corresponding GAAP measure to enable investors to perform their own analysis. Non-GAAP diluted earnings per share. Non-GAAP diluted earnings per share excludes the effects of (i) stock-based compensation, (ii) amortization of intangibles, (iii) severance and associated costs, (iv) impairment of intangible assets, (v) in-process research and development, (vi) additional cost on sell through of stepped up inventory, (vii) net insurance recovery associated with legal settlement, (viii) net recovery related to an impairment of a strategic investment, (ix) net charge related to an impairment of strategic investment and (x) charges related to globalization initiatives. In addition, non-GAAP diluted earnings per share reflects an adjustment of income tax expense associated with exclusion of the foregoing expense items. The adjustment of income taxes is required in order to provide management and investors a more accurate assessment of the taxes that would have been payable on net income, as adjusted by exclusion of the effects of the above listed items. The Company believes that presentation of a measure of diluted earnings per share that excludes these items is useful to management and investors for the reasons described above with respect to non-GAAP gross margin and non-GAAP operating income. The Company believes disclosure of non-GAAP diluted earnings per share has economic substance because the excluded expenses are infrequent in nature, are unlikely to be recurring and are variable in nature, or do not represent current cash expenditures. A material limitation associated with the use of this measure as compared to the GAAP measure of diluted earnings per share is that it may not be comparable with the calculation of diluted earnings per share for other companies in the Company's industry. The Company compensates for these limitations by providing full disclosure of the effects of this non-GAAP measure, by presenting the corresponding GAAP financial measure in this presentation and by providing a reconciliation to the corresponding GAAP measure to enable investors to perform their own analysis. The following pages provide reconciliation of historical GAAP to Non-GAAP financial measures: Page 46: Non-GAAP Gross Margin Page 47: Non-GAAP Operating Margin Page 48: Non-GAAP Diluted Earnings (Loss) per Share (EPS) Financial Footnotes: GAAP to Non-GAAP Reconciliation Continued

Forward-Looking Non-GAAP Financial Measures The Company has included the following forward-looking non-GAAP financial measures in this presentation: (i) non-GAAP diluted earnings per share, (ii) non-GAAP operating margin, and (iii) non-GAAP effective tax rate. Each of these non-GAAP financial measures is adjusted to exclude certain expenses: (1) stock based compensation, (2) amortization of intangibles, and (3) other unforeseen and contingent non-recurring items that the Company cannot reasonably forecast, including severance, goodwill impairment, costs incurred by the Company on behalf of the Company's Board of Directors in connection with its review of the unsolicited tender offer and related consent solicitation by Broadcom, and litigation and other costs related to such offer and solicitation. The Company has not included in this presentation a reconciliation of forward-looking non-GAAP financial measures to the most directly comparable GAAP financial measures because, due to variability and difficulty in making accurate forecasts and projections or certain information not being ascertainable or accessible, not all of the information necessary for a quantitative reconciliation of forward-looking non-GAAP financial measures to the most directly comparable GAAP financial measures is available to the Company without unreasonable efforts. The probable significance of providing forward-looking non-GAAP financial measures without the directly comparable GAAP financial measures is that such GAAP financial measures may be materially different from the corresponding non-GAAP financial measures. Financial Footnotes: GAAP to Non-GAAP Reconciliation Continued

Financial Footnotes: GAAP to Non-GAAP Reconciliation Gross Margin: LTM Ending Mar-09 Source: Company management

Financial Footnotes: GAAP to Non-GAAP Reconciliation Operating Margin: FY06 - FY08 and LTM Ending Mar-09 Source: Company management

Financial Footnotes: GAAP to Non-GAAP Reconciliation Diluted Earnings (Loss) per Share: FY06 - FY08 and LTM Ending Mar-09 Source: Company management